

                                                                                                  EXHIBIT 99(i)

                                              MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                                           PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


                                                                                                       JUNE 29,
   (dollars in millions)                                                                                   2001
   -------------------------------------------------------------------------------                     --------

   ASSETS

   CASH AND CASH EQUIVALENTS.......................................................                    $ 16,412
                                                                                                        -------
   CASH AND SECURITIES SEGREGATED FOR REGULATORY PURPOSES
      OR DEPOSITED WITH CLEARING ORGANIZATIONS.....................................                       4,955
                                                                                                        -------

   RECEIVABLES UNDER RESALE AGREEMENTS AND SECURITIES BORROWED TRANSACTIONS........                     125,443
                                                                                                        -------

   MARKETABLE INVESTMENT SECURITIES................................................                      67,898
                                                                                                        -------
   TRADING ASSETS, AT FAIR VALUE
     Equities and convertible debentures...........................................                      21,811
     Corporate debt and preferred stock............................................                      17,519
     Contractual agreements........................................................                      22,637
     U.S. Government and agencies..................................................                      13,677
     Mortgages, mortgage-backed, and asset-backed..................................                       8,693
     Non-U.S. governments and agencies.............................................                       4,549
     Municipals and money markets..................................................                       3,811
                                                                                                        -------
                                                                                                         92,697
                                                                                                        -------

   SECURITIES PLEDGED AS COLLATERAL................................................                      11,507
                                                                                                        -------

   SECURITIES RECEIVED AS COLLATERAL...............................................                       3,747
                                                                                                        -------

   OTHER RECEIVABLES
     Customers (net of allowance for doubtful accounts of $85).....................                      41,400
     Brokers and dealers...........................................................                      13,267
     Interest and other............................................................                       8,353
                                                                                                        -------
                                                                                                         63,020
                                                                                                        -------

   INVESTMENTS OF INSURANCE SUBSIDIARIES...........................................                       3,944

   LOANS, NOTES, AND MORTGAGES (net of allowance for loan losses of $257)..........                      18,986

   OTHER INVESTMENTS...............................................................                       4,958

   EQUIPMENT AND FACILITIES (net of accumulated depreciation
      and amortization of $4,867)..................................................                       3,515

   GOODWILL (net of accumulated amortization of $790)..............................                       4,095

   OTHER ASSETS....................................................................                       1,894
                                                                                                        -------
   TOTAL ASSETS....................................................................                    $423,071
                                                                                                        =======

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                                       6
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

                                                                                                   EXHIBIT 99(i)


                                              MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                                           PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


                                                                                                       JUNE 29,
   (dollars in millions, except per share amount)                                                          2001
   ------------------------------------------------------------------------------                      --------

   LIABILITIES

   PAYABLES UNDER REPURCHASE AGREEMENTS AND SECURITIES
      LOANED TRANSACTIONS........................................................                      $ 91,437
                                                                                                        -------

   COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS..............................                         6,855
                                                                                                        -------

   DEPOSITS......................................................................                        79,431
                                                                                                        -------
   TRADING LIABILITIES, AT FAIR VALUE
     Contractual agreements......................................................                        23,709
     Equities and convertible debentures.........................................                        19,708
     U.S. Government and agencies................................................                        19,745
     Non-U.S. governments and agencies...........................................                         6,393
     Corporate debt, municipals and preferred stock..............................                         8,793
                                                                                                        -------
                                                                                                         78,348
                                                                                                        -------

   OBLIGATION TO RETURN SECURITIES RECEIVED AS COLLATERAL........................                         3,747
                                                                                                        -------
   OTHER PAYABLES
     Customers...................................................................                        26,206
     Brokers and dealers.........................................................                        13,336
     Interest and other..........................................................                        16,993
                                                                                                        -------
                                                                                                         56,535
                                                                                                        -------

   LIABILITIES OF INSURANCE SUBSIDIARIES.........................................                         3,814

   LONG-TERM BORROWINGS..........................................................                        79,506
                                                                                                        -------

   TOTAL LIABILITIES.............................................................                       399,673
                                                                                                        -------

   PREFERRED SECURITIES ISSUED BY SUBSIDIARIES...................................                         2,707
                                                                                                        -------
   STOCKHOLDERS' EQUITY

   PREFERRED STOCKHOLDERS' EQUITY (42,500 shares issued, liquidation preference
      $10,000 per share).........................................................                           425
                                                                                                        -------
   COMMON STOCKHOLDERS' EQUITY
     Shares exchangeable into common stock.......................................                            62
     Common stock, par value $1.33 1/3 per share;
        authorized: 3,000,000,000 shares;
        issued: 962,533,498 shares...............................................                         1,283
     Paid-in capital.............................................................                         4,198
     Accumulated other comprehensive loss (net of tax)...........................                          (324)
     Retained earnings...........................................................                        17,290
                                                                                                        -------
                                                                                                         22,509
   Less: Treasury stock, at cost:  124,931,509 shares............................                         1,000
         Employee stock transactions.............................................                         1,243
                                                                                                        -------
   TOTAL COMMON STOCKHOLDERS' EQUITY.............................................                        20,266
                                                                                                        -------

   TOTAL STOCKHOLDERS' EQUITY....................................................                        20,691
                                                                                                        -------
   TOTAL LIABILITIES, PREFERRED SECURITIES ISSUED BY
      SUBSIDIARIES, AND STOCKHOLDERS' EQUITY.....................................                      $423,071
                                                                                                        =======
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